                                                                    EXHIBIT 10.1

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of September 29, 1999, is by and among Steel Heddle Mfg. Co. (the "Borrower"), certain subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders") and Bank of America, N.A. (formerly known as NationsBank, N.A.), as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                               W I T N E S S E T H

        WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and DLJ Capital Funding, Inc., as syndication agent entered into that certain Credit Agreement dated as of May 26, 1998, as amended by the First Amendment to Credit Agreement and Assignment dated as of May 28, 1998, as amended by the Second Amendment to Credit Agreement dated as of December 31, 1998 and as amended by the Third Amendment and Waiver to Credit Agreement dates as of June 30, 1999 (the "Existing Credit Agreement");

        WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement; and

        WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement as provided herein;

        NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

        SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Agreement, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

               "Agreement Effective Date" is defined in Subpart 3.1.

        SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Agreement Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II:

        SUBPART 2.1 Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects:

        (a) The pricing grid in the definition "Applicable Percentage" is replaced with the pricing grid set forth below:

========         ============      ============= ============ ============== ============== ==============

                                    Applicable   Applicable    Applicable     Applicable     Applicable
                                    Percentage   Percentage    Percentage     Percentage     Percentage
                    Total              For           For       For Standby     for Trade         For
Pricing            Leverage         Eurodollar    Base Rate     Letter of      Letter of     Commitment
 Level              Ratio             Loans         Loans      Credit Fee     Credit Fee        Fees
--------         ------------      ------------- ------------ -------------- -------------- --------------

           Greater than  6.00 to
   I                     1.00         3.50%         2.00%         3.50%          1.75%          0.50%

--------    ---------------------  ------------- ------------ -------------- -------------- --------------

            Less than    6.00 to
                         1.00 but

            Greater than 5.50 to
  II                     1.00         3.25%         1.75%         3.25%         1.625%          0.50%

--------    ---------------------  ------------- ------------ -------------- -------------- --------------

            Less than    5.50 to
                         1.00 but

            Greater than 5.00 to
  III                    1.00         3.00%         1.50%         3.00%          1.50%          0.50%

--------    ---------------------- ------------- ------------ -------------- -------------- --------------

            Less than    5.00 to
                         1.00 but

            Greater than 4.50 to
  IV                     1.00         2.00%         0.75%         2.00%          1.00%          0.50%

--------    ---------------------  ------------- ------------ -------------- -------------- --------------

            Less than    4.50 to
                         1.00 but

            Greater than 4.00 to
   V                     1.00         1.75%         0.50%         1.75%         0.875%          0.50%

--------    --------------------   ------------- ------------ -------------- -------------- --------------

            Less than    4.00 to
  VI                     1.00         1.50%         0.25%         1.50%          0.75%          0.50%

========    ====================   ============= ============ ============== ============== ==============

               (b) The definition of "Consolidated EBITDA" is hereby amended in its entirety to read as follows:

                      "Consolidated EBITDA" means, with respect to the
               Consolidated Parties on a consolidated basis, as of the end of each fiscal month period, for the three fiscal month period then ended (or in the case of Millentex Investment Corporation, as of the end of the most recently completed fiscal quarter for the three fiscal month period then ended), divided by the number of days in such three fiscal month period then ended, multiplied by 365, the sum of (a) Consolidated EBIT for such period plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for depreciation and amortization expense plus (c) the amounts of the annual management and Chairman of the Board fees expensed during such period in accordance with the terms of Section 8.8 plus (d) retroactive expenses, if any, required to be recognized by the Securities and Exchange Commission during such period plus (e) expense items incurred in connection with the Cost Reduction Plan to the extent such items have been included in the calculation of Consolidated Net Income, all as determined in accordance with GAAP.

               (c) The definition of "Consolidated Interest Expense" is hereby amended in its entirety to read as follows:

                      "Consolidated Interest Expense" means, for any period of
               determination with respect to the Consolidated Parties on a consolidated basis, all net interest expense, including the interest component under Capital Leases and, to the extent payable pursuant to Section 8.7, cash interest expense on the Discount Notes, but excluding the amendment fee associated with the Fourth Amendment to Credit Agreement dated as of September 29, 1999, as determined in accordance with GAAP.

               (d) The definition of "Interest Coverage Ratio" is hereby amended in its entirety to read as follows:

                      "Interest Coverage Ratio" means, with respect to the
               Consolidated Parties on a consolidated basis, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense for the twelve fiscal month period then ended

               (e) The definition of "Permitted Acquisition" is hereby amended in its entirety to read as follows:

                      "Permitted Acquisition" means an Acquisition by the
               Borrower or any Subsidiary of the Borrower for not more than the fair market value of the Capital Stock or Property acquired, provided that (i) the Capital Stock or Property acquired in such Acquisition relates to a line of business similar to the business of any Consolidated Party engaged in on the Closing Date, (ii) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 7.9 and/or Section 7.13, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (iv) the Borrower shall have delivered to the Agent a certificate demonstrating that, upon giving pro forma effect to such Acquisition (assuming, for purposes hereof, that such Acquisition was consummated as of the first day of the four fiscal-quarter period ending as of such fiscal quarter end),
               (a) no violation of Section 7.12 would have occurred as of the most recent fiscal quarter end preceding the date of such Acquisition with respect to which the Agent has received the financial statements and officer's certificate as required by
               Section 7.1(a) or (b) and Section 7.1(c) and

               (b) the Total Leverage Ratio would not exceed 5.85 to 1.0, (v) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vi) after giving effect to such Acquisition, the Revolving Committed Amount shall be at least $5,000,000 greater than the sum of the Revolving Loans outstanding plus LOC Obligations outstanding and (vii) the aggregate consideration (including cash consideration and non-cash consideration (including Capital Stock of the Parent) and any assumption of liabilities (other than current working capital liabilities not constituting Indebtedness)) for all such Acquisitions occurring after the Closing Date shall not exceed $10,000,000.

               (f) The definition of "Senior Leverage Ratio" is hereby amended in its entirety to read as follows:

                      "Senior Leverage Ratio" means, with respect to the
               Consolidated Parties on a consolidated basis, the ratio of (a) Senior Funded Indebtedness of the Consolidated Parties on a consolidated basis on the last day of each fiscal month to (b) Consolidated EBITDA.

               (g) The definition of "Total Leverage Ratio" is hereby amended in its entirety to read as follows:

                      "Total Leverage Ratio" means, with respect to the
               Consolidated Parties on a consolidated basis, the ratio of (a) all Funded Indebtedness (including Subordinated Indebtedness) of the Consolidated Parties on a consolidated basis on the last day of each fiscal month to (b) Consolidated EBITDA.

               (h) The following new definition is added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                      "Cost Reduction Plan" means that certain plan pursuant to
               which the Borrower plans to implement certain cost reduction measures in the form substantially similar to those measures set forth in that certain memorandum of the Borrower dated as of September 8, 1999 delivered by the Borrower to the Agent.

        SUBPART 2.2 Amendments to Section 7.12. Section 7.12 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               7.12   FINANCIAL COVENANTS.

               (a) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal month, to be greater than or equal to:

                      (i)for the fiscal month ending October 2, 1999, 1.05 to
               1.00;

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

                      (ii) for the fiscal month ending October 30, 1999, 1.05 to
               1.00;

                      (iii) for the fiscal month ending November 27, 1999, .95
               to 1.00;

                      (iv) for the fiscal month ending January 1, 2000, .95 to
               1.00;

                      (v) for the fiscal month ending January 29, 2000, 1.05 to
               1.00;

                      (vi) for the fiscal month ending February 26, 2000, 1.15
               to 1.00;

                      (vii) for each fiscal month ending during the period from
               February 27, 2000 to and including July 1, 2000, 1.65 to 1.00;

                      (viii) for each fiscal month ending during the period from
               July 2, 2000 to and including December 30, 2000, 1.70 to 1.00;

                      (ix) for each fiscal month ending during the period from
               December 31, 2000 to and including December 29, 2001, 1.75 to
               1.00;

                      (x) for each fiscal month ending during the period from
               December 30, 2001 to and including December 28, 2002, 1.85 to
               1.00;

                      (xi) for each fiscal month ending during the period from
               December 29, 2002 and at all times thereafter, 1.60 to 1.00;

        (b) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal month, to be less than or equal to:

                      (i)for the fiscal month ending October 2, 1999, 2.45 to
               1.00;

                      (ii) for the fiscal month ending October 30, 1999, 2.45 to
               1.00;

                      (iii) for the fiscal month ending November 27, 1999, 2.50
               to 1.00;

                      (iv) for the fiscal month ending January 1, 2000, 2.75 to
               1.00;

                      (v) for the fiscal month ending January 29, 2000, 2.55 to
               1.00;

                      (vi) for the fiscal month ending February 26, 2000, 2.20
               to 1.00;

                      (vii) for each fiscal month ending during the period from
               February 27, 2000 to and including December 30, 2000, 1.60 to
               1.00;

                      (viii) for each fiscal month ending during the period from
               December 31, 2000 to and including December 29, 2001, 1.40 to 1.00; and


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

                      (ix) for each fiscal month ending during the period from
               December 30, 2001 and at all times thereafter, 1.10 to 1.00.

               (c) Total Leverage Ratio. The Total Leverage Ratio, as of the last day of each fiscal month, to be less than or equal to:

                      (i) for the fiscal month ending October 2, 1999, 9.75 to
               1.00;

                      (ii) for the fiscal month ending October 30, 1999, 9.75 to
               1.00;

                      (iii) for the fiscal month ending November 27, 1999, 9.75
               to 1.00;

                      (iv) for the fiscal month ending January 1, 2000, 9.75 to
               1.00;

                      (v) for the fiscal month ending January 29, 2000, 9.00 to
               1.00;

                      (vi) for the fiscal month ending February 26, 2000, 8.00
               to 1.00;

                      (vii) for each fiscal month ending during the period from
               February 27, 2000 to and including December 30, 2000, 5.85 to
               1.00;

                      (viii) for each fiscal month ending during the period from
               December 31, 2000 to and including December 29, 2001, 5.40 to 1.00; and

                      (ix) for each fiscal month ending during the period from
               December 30, 2001 and at all times thereafter, 4.90 to 1.00.

               (d) Minimum EBITDA. EBITDA, as of the last day of each fiscal month for the twelve month period then ended, to be greater than or equal to:

                      (i) for the fiscal month ending October 2, 1999,
               $14,500,000;

                      (ii) for the fiscal month ending October 30, 1999,
               $13,500,000;

                      (iii) for the fiscal month ending November 27, 1999,
               $13,000,000;

                      (iv) for the fiscal month ending January 1, 2000,
               $13,500,000;

                      (v) for the fiscal month ending January 29, 2000,
               $14,500,000;

                      (vi) for the fiscal month ending February 26, 2000,
               $15,000,000;

                      (vii) for each fiscal month ending during the period from
               February 27, 2000 to and including December 30, 2000,
               $20,660,000;

                      (viii) for the period from December 31, 2000 to and
               including December 29, 2001, $21,680,000;

                      (ix) for the period from December 30, 2001 to and
               including December 28, 2002, $22,610,000; and

                      (x) for the period from December 29, 2002 and at all times thereafter, $23,000,000.

        SUBPART 2.3 Amendments to Section 8.8. Subsection (e) of Section 8.8 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               8.8    TRANSACTIONS WITH AFFILIATES.

               No Consolidated Party will, nor will it permit any of its Subsidiaries to, enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than

                                ****************

               (e) provided that no Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, payments to the Sponsor of annual management fees of up to $895,000 plus the unused amount available for payments of such management fees under this Section 8.8 for the immediately preceding fiscal year (excluding any carryover amount from any prior fiscal year), provided further that the semi-annual management fee payment due to the Sponsor in December 1999, shall not be paid until December 2000,

                                ****************


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

        SUBPART 3.1 Agreement Effective Date. This Agreement shall be and become effective as of the date hereof (the "Agreement Effective Date") when all of the conditions set forth in this Part III shall have been satisfied.

        SUBPART 3.2 Execution of Counterparts of Agreement. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Agreement, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders.

        SUBPART 3.3 Payment of Amendment Fees. The Agent shall have received, for the account of each Lender approving this Amendment on or before September 29, 1999, an amendment fee equal to 0.50% the Commitment of each such Lender under the Existing Credit Agreement.

        SUBPART 3.4 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                     PART IV
                                  MISCELLANEOUS

        SUBPART 4.1 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Agreement, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

        SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

        SUBPART 4.3 Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

        SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Agreement is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

        SUBPART 4.5 References in Other Credit Documents. At such time as this Agreement shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Agreement.

        SUBPART 4.6 Limitation. This Agreement is given solely for the matter set forth herein and for no other matter, and it is the intent of the parties that this Agreement be narrowly construed. Except as specifically set forth herein, the Credit Agreement shall not be deemed to have been amended or modified and shall continue in full force and effect.

        SUBPART 4.7 Counterparts/Telecopy. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Agreement by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

        SUBPART 4.8 Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        SUBPART 4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         [The remainder of this page has been left blank intentionally.]

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


        IN WITNESS WHEREOF the Borrower, the Guarantors, and the Lenders have caused this Agreement to be duly executed on the date first above written.

BORROWER:                    STEEL HEDDLE MFG. CO.

                             By: /s/ BENJAMIN G. TEAM
                                --------------------------------
                             Name:    Benjamin G. Team
                                  ------------------------------
                             Title: President
                                   -----------------------------

GUARANTORS:                  STEEL HEEDLE INTERNATIONAL, INC.

                             By: /s/ BENJAMIN G. TEAM
                                --------------------------------
                             Name: Benjamin G. Team
                                  ------------------------------
                             Title: President
                                   -----------------------------

                             HEDDLE CAPITAL CORP.

                             By: /s/ JERRY B. MILLER
                                --------------------------------
                             Name: Jerry B. Miller
                                   -----------------------------
                             Title: Vice-President
                                    ----------------------------

                             MILLENTEX INVESTMENT CORPORATION

                             By: /s/ JERRY B. MILLER
                                --------------------------------
                             Name: Jerry B. Miller
                                  ------------------------------
                             Title: Vice-President
                                   -----------------------------

AGENT:                       BANK OF AMERICA, N.A.
                             (FORMERLY KNOWN AS NATIONSBANK, N. A.)

                             By: /s/ STACY B. BRANDON
                                --------------------------------
                             Name:   Stacy B. Brandon
                                  ------------------------------
                             Title:  Senior Vice President
                                   -----------------------------

LENDERS:                     BANK OF AMERICA, N.A.
                             (FORMERLY KNOWN AS NATIONSBANK, N. A.)

                             By: /s/ STACY B. BRANDON
                                --------------------------------
                             Name: Stacy B. Brandon
                                  ------------------------------
                             Title:  Senior Vice President
                                   -----------------------------

                             BANKBOSTON, N.A.

                             By: /s/ STEPHEN Y. MCGEHEE
                                --------------------------------
                             Name: Stephen Y. McGehee
                                  ------------------------------
                             Title: Managing Director
                                   -----------------------------

                             CREDITANSTALT CORPORATE FINANCE, INC.

                             By: /s/ WILLIAM E. MCCOLLUM, JR.
                                --------------------------------
                             Name: William E. McCollum, Jr.
                                  ------------------------------
                             Title: Senior Associate
                                   -----------------------------

                             By: /s/ STEPHEN W. HIPP
                                --------------------------------
                             Name: Stephen W. Hipp
                                  ------------------------------
                             Title: Senior Associate
                                   -----------------------------

                             WACHOVIA BANK, N.A.

                             By: /s/ THOMAS F. SNIDER
                                --------------------------------
                             Name: Thomas F. Snider
                                  ------------------------------
                             Title: Vice President
                                   -----------------------------